******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                      Feb-97
Household Private Label Credit Card Master Trust II, Series 1994-1  20-Mar-97
******************************************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                             8.755%
   Annualized Gross Cash Yield                              22.250%
   Annualized Default Rate                                  6.399%
   Annualized Portfolio Yield                               15.851%

Delinquency status of accounts:                             (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                            52,441,921.70
   30 - 59 days (Del Stat 1) (%)                            4.23%
   60 - 89 days (Del Stat 2) ($)                            27,069,742.45
   60 - 89 days (Del Stat 2) (%)                            2.18%
   90+ days (Del Stat 3+)($)                                93,385,087.16
   90+ days (Del Stat 3+)(%)                                7.53%
        Total ($)                                           172,896,751.31
        Total (%)                                           13.95%

Collections
   Principal (discount applied)                             82,783,954.51
   Finance Charge & Fees (discount applied)                 21,705,913.85
   Other                                                    0.00
   Allocated Recoveries                                     424,268.22
   Total                                                    104,914,136.58

Aggregate Principal Shortfalls for Group 1                        0.00
Adjustment Payments                                               0.00
Transfer Deposit Amount                                           0.00

Charge-Off Activity
   Defaulted Receivables                                          6,364,370.84
   Defaulted Receivables Repurchased Pursuant to Article 2.07       0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03       0.00
   Defaulted Amount                                               6,364,370.84

*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collections1,931,227.78
Investor Defaulted Amount                                         602,155.99
Series Adjusted Portfolio Yield                                   14.123%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                                       60.2941176%
Fixed Class A Invested Percentage                                 82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]                  305,364.58
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]          0.00
Class A Additional Interest (Due) [Section 4.08(a)]               0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]       0.00
Class A Investor Default Amount                                   363,064.64
Allocable Servicing Fee (Due) [Section 3]                          188,210.23
Previously unpaid Allocable Servicing Fee                         0.00
Class A Required Amount [Section 4.10 (a)]                        0.00
Funding of Class A Required Amount:
  From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]  0.00
  From Cash Collateral Account Withdrawls [Section 4.14(b)]        0.00
  From Subordinated Principal Collections [Section 4.15(a)]        0.00
  Total ("Funded Class A Required Amount")                        0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)] 1,164,416.75
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]         307,777.30
Funded Class A Required Amount                                    0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
[Section 4                                                        0.00
Total Available for Class A Invested Percentage Allocations        856,639.45
Class A Monthly Interest (Paid)                                   305,364.58
Overdue Class A Monthly Interest (Paid)                           0.00
Class A Additional Interest (Paid)                                0.00
Overdue Class A Additional Interest (Paid)                        0.00
Reimb. of Class A Investor Default Amount (Paid)                   363,064.64
Allocable Servicing Fee (Paid)                                    188,210.23
Previously unpaid Allocable Servicing Fee (Paid)                    0.00
Class A Interest Shortfall                                        0.00
Class A Additional Interest Shortfall                             0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                       26.4705882%
Fixed Class B Invested Percentage                                 6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]                   141,562.50
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]           0.00
Class B Additional Interest (Due) [Section 4.08(b)]                0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]        0.00
Class B Investor Default Amount                                   159,394.23
Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest    0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
     From Subordinated Principal Collections allocable to the Collateral
      Invested Amount                                             0.00
     Total Funded                                                 0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                159,394.23
     From Cash Collateral Account Withdrawl [Section 4.14(b)]      0.00
     From Subordinated Principal Collections allocable to the Collateral
      Invested Amount                                            0.00
     Total Funded                                                 159,394.23
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)] 511,207.35
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]         369,644.85
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:   0.00
Funded Class B Default Amount                                     159,394.23
Total Available for Class B Floating Allocations                   300,956.73
Class B Monthly Interest (Paid)                                   141,562.50
Overdue Class B Monthly Interest (Paid)                           0.00
Class B Additional Interest (Paid)                                0.00
Overdue Class B Additional Interest (Paid)                        0.00
Reimbursement Class B Investor Default Amount (Paid)               159,394.23
Class B Interest Shortfall                                        0.00
Class B Addtional Interest Shortfall                              0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                                    13.2352941%
Fixed Collateral Invested Percentage                              12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]                55,781.25
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]        0.00
Collateral Additional Interest (Due) [Section 4.08(c)]             0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]     0.00
Collateral Investor Default Amount                                79,697.12
Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]
                                                                255,603.68
Amount that constitutes Excess FC&A [Section 4.11(b-1)]          255,603.68
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
[Section 4.13                                                      79,697.12
Total Available for Collateral Invested Percentage Allocations      79,697.12
Collateral Monthly Interest (Paid)                                 55,781.25
Overdue Collateral Monthly Interest (Paid)                        0.00
Collateral Additional Interest (Paid)                             0.00
Overdue Collateral Additional Interest (Paid)                     0.00
Reimbursement of Collateral Default Amount (Paid)                   79,697.12
Collateral Interest Shortfall                                        0.00
Collateral Additional Interest Shortfall                          0.00
Series 1994-1 Monthly Interest
    Collateral Rate Cap                                           6.3750000%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)      55,781.25
    Series 1994-1 Monthly Interest                                502,708.33

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]        307,777.30
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]        369,644.85
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]
                                                                  255,603.68
         Total                                                     933,025.83
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]          0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)] 0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.13(c)]                                                      0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]
                                                                   159,394.23
    Allocated to reimburse Class B Invested Amount reductions [Section
      4.13(e)]                                                    0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]      55,781.25
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section
      4.13(g                                                      0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]
                                                                  79,697.12
    Allocated to reimburse Collateral Invested Amount reductions [Section
      4.13(i)]                                                    0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]      0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]
                                                                  638,153.23
Subordinated Principal Collections [Section 4.15]                10,327,408.33
   Allocated to Class A Required Amount [Section 4.15(a)]          0.00
   Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.15(b)]                                                      0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]
                                                                   0.00
*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount                        0.00
    Accumulation Period Amount                                     N/A
    Accumulation Period Length                                      N/A
         Accumulation Period?                                     NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test   Not Triggered
   Other Amortization Events                                Not Triggered
Transaction Period                                          CONT. AMORT.
Principal Allocation Percentage                             62.8377064%
Available Investor Principal Collections
     Investor Principal Collections                         23,411,055.70
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1994-1 Excess Principal Collections              0.00
     [Subordinated Series Reallocated Principal Collections] 0.00
  Available Investor Principal Collections                   23,411,055.70
Collateral Principal Collections                            3,200,869.41
Class A Controlled Amortization Amount                       25,625,000.00
Class A Controlled Distribution Amount                       25,625,000.00
Class A Monthly Principal (Due) [Section 4.09(a)]            25,625,000.00
Class A Monthly Principal (Paid)                            25,625,000.00
Class A Deficit Controlled Amortization Amount              0.00
Total Available to Pay Class B Monthly Principal             986,925.11
Class B Controlled Amortization Amount                      0.00
Class B Controlled Distribution Amount                      0.00
Class B Monthly Principal (Due) [Section 4.09(b)]            0.00
Class B Monthly Principal (Paid)                            0.00
Class B Deficit Controlled Amortization Amount              0.00
Available Investor Prin. Collecions (after paying A &B)      0.00
Collateral Monthly Principal (Due) [Section 4.09(c)]         0.00
Collateral Monthly Principal (Paid)                         0.00
Series 1994-1 Principal Shortfall                           0.00
Trust Excess Principal Collections                          986,925.11

*** Funding Accounts ***
Principal Funding Account deposit                           0.00
Withdraw of Funded Deficit Controlled Amortization Amount     0.00
Withdraw of Excess (Paid to Seller)                         0.00
Principal Funding Account Balance                           0.00
Funded Deficit Controlled Amortization Amount               0.00
[ Class B Principal Funding Account deposits                0.00
 Principal Distributed to Class B Certificateholders         0.00
 Class B Principal Funding Account Balance                   N/A
 Class A Interest Payment/Deposit
   from Collection Account                                  305,364.58
   from Principal Funding Account                           0.00
   Paid to Class A Certificateholders                       305,364.58
   Interest Funding Account Balance                         0.00
 Class B Interest Payment/Deposit
   from Collection Account                                  141,562.50
   from Principal Funding Account                            0.00
   Paid to Class B Certificateholders                       141,562.50
   Interest Funding Account Balance]                        0.00
Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Offs               0.00
Cumulative Unreimbursed Class A Investor Charge-Offs          0.00
Reduction of Class B Invested Amount (Other than Class B ICO)  0.00
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Offs               0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions     0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)  0.00
Collateral Charge-Offs                                      0.00
Reimbursement of Collateral Invested Amount reductions        0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions     0.00
Previous month's ending Collateral Invested Amount         11,250,000.00
Current Month's ending Collateral Invested Amount          11,250,000.00
Unpaid current Allocated Servicing Fee                        0.00
Reimbursement of unpaid Allocated Servicing Fee                       0.00
Cumulative unreimbursed unpaid Allocated Serving Fee              0.00
Total Distributions to Class A, B, CIA  (principal and interest and defaults)
                                                      26,729,864.32

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]              1,193,550,884.41
Average Principal outstanding based upon additional accounts 1,193,550,884.41
Principal Receivables outstanding [End of Month]         1,130,500,196.29
Finance Charge and Administrative Receivables outstanding      109,345,184.39
Class A Invested Amount                               25,625,000.00
Class B Invested Amount                               22,500,000.00
Collateral Invested Amount                            11,250,000.00
Invested Amount                                       59,375,000.00
Series Adjusted Invested Amount                       375,000,000.00
    Revolving or Accumulation Period                  375,000,000.00
    Controlled Amortization  Period                   375,000,000.00
        Seller Specified Numerator                    0.00
        125% Amount                                   0.00
    Early Amortization  Period                         N/A
Series Required Seller Amount                         37,500,000.00
Required Collateral Amount                            11,250,000.00
Available Collateral Amount                           11,250,000.00
Class A Certificate Balance                           25,625,000.00
Class B Certificate Balance                           22,500,000.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                      0.00
   Deposit of Excess Collections                      0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                     0.00
      To reimburse Class A Investor Charge-Offs        0.00
      To pay current or overdue Class B Monthly Interest, Class B Additional
            Interest or the Cumulative Excess Interest Amount          0.00
      To fund the Class B Investor Default Amount     0.00
      To reimburse Class B Invested Amount reductions          0.00
             Total                                    0.00
   Deposit of Collateral Monthly Principal            0.00
   Net Available                                      0.00
   Required Cash Collateral Amount                    0.00
   Collateral Surplus                                 0.00
   Cash Collateral Account Surplus                    0.00
   End Balance                                        0.00
Collateral Surplus (Prime)                            0.00
Cash Collateral Account Surplus (Prime)               0.00

******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1
******************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                  84.326389
   2. Principal distribution per $1,000 interest               83.333333
   3. Interest distribution per $1,000 interest             .993055545

B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                 104,914,136.58
      (b) Collections of Finance Charge & Administrative Receivables
                                                            22,130,182.07
      (c) Collections of Principal                          82,783,954.51

   2. Allocation of Receivables
      (a) Class A Invested Percentage                       60.2941176%
      (b) Principal Allocation Percentage                    62.8377064%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account 0.00000
      (b) Total amount on deposit in Principal Funding Account       0.000000

   4. Delinquent Balances                           (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                  52,441,921.70
                                    (%)                     4.23%
      (b) 60 - 89 days (Del Stat 2) -- ($)                   27,069,742.45
                                     (%)                    2.18%
     (c) 90+ days (Del Stat 3+) -- ($)                     93,385,087.16
                                (%)                          7.53%

   5. Class A Investor Default Amount                       0.00

   6. Class A Investor Charge-Offs;  Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date          0.00
      (b) The amount of Item 6(a) per $1,000 interest              0.00
      (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs
                                                              0.00
      (d) The amount of Item 6(c) per $1,000 interest            0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of
            the end of such Payment Date                           0.00

   7. Allocable Servicing Fee paid for the Distribution Date(s) with respect
            to the Payment Date                             0.00

   8. Deficit Controlled Amortization Amount for such Payment Date    0.00

C. Class A Pool Factor                                      0.083333333

D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
      preceding Due Period                             1,130,500,196.29
   2. Finance Charge and Administrative Receivables as of the close of
      business on the last day of the preceding Due Period    109,345,184.39

E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date 22,500,000.00
   2. Available Collateral Invested Amount as of the end of the Payment Date
                                                             11,250,000.00
******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1
******************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                    6.2916667
   2. Principal distribution per $1,000 interest                0.0000000
   3. Interest distribution per $1,000 interest                  6.2916667

B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                                 104,914,136.58
      (b) Collections of FC&A                               22,130,182.07
      (c) Collections of Principal                          82,783,954.51

   2. Allocation of Receivables
      (a) Class B Invested Percentage                       26.4705882%
      (b) Principal Allocation Percentage                    62.8377064%

   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account   NA
      (b) Total amount on deposit in Principal Funding Account             NA

   4. Delinquent Balances                       (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                   52,441,921.70
                                    (%)                     4.23%
      (b) 60 - 89 days (Del Stat 2) -- ($)                   27,069,742.45
                                     (%)                    2.18%
      (c) 90+ days (Del Stat 3+) -- ($)                      93,385,087.16
                                 (%)                         7.53%

   5. Class B Investor Default Amount                        0.00

   6. Class B Investor Charge-Offs;  Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the
            Distribution Date(s) with respect to the Payment Date       0.00
      (b) The amount of Item 6(a) per $1,000 interest                   0.00
      (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs
            and other reductions                                     0.00
      (d) The amount of Item 6(c) per $1,000 interest               0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of such Payment Date                            0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business on the Payment
            Date                                                  0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
                                                                  0.00%

   8. Available Collateral Invested Amount                  11,250,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date       0.00

C. Class B Pool Factor                                        1.00000000

D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                           1,130,500,196.29
   2. Finance Charge and Administrative Receivables as of the close of
      business on the last day of the preceding Due Period     109,345,184.39

******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                  Feb-97
Household Private Label Credit Card Master Trust II, Series 1994-2   20-Mar-97
******************************************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                              8.755%
   Annualized Gross Cash Yield              22.250%
   Annualized Default Rate                   6.399%
   Annualized Portfolio Yield               15.851%

Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)     52,441,921.70
   30 - 59 days (Del Stat 1) (%)              4.23%
   60 - 89 days (Del Stat 2) ($)     27,069,742.45
   60 - 89 days (Del Stat 2) (%)              2.18%
   90+ days (Del Stat 3+)($)         93,385,087.16
   90+ days (Del Stat 3+)(%)                  7.53%
        Total ($)                   172,896,751.31
        Total (%)                            13.95%

Collections
   Principal (discount applied)      82,783,954.51
   Finance Charge (discount applied) 21,705,913.85
   Other                                      0.00
   Allocated Recoveries                 424,268.22
   Total                            104,914,136.58

Aggregate Principal Shortfalls for Group 1    0.00
Adjustment Payments                           0.00
Transfer Deposit Amount                       0.00

Charge-Off Activity
   Defaulted Receivables              6,364,370.84
   Defaulted Receivables Repurchased Pursuant to Article 2.07         0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03         0.00
   Defaulted Amount                   6,364,370.84

*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge and Administrative Collections
                                    7,115,637.66
Investor Defaulted Amount             1,999,612.33
Series Adjusted Portfolio Yield             16.371%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage             82.0000000%
Fixed Class A Invested Percentage       82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]            1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]         0.00
Class A Additional Interest (Due) [Section 4.08(a)]              0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]      0.00
Class A Investor Default Amount       1,639,682.11
Allocable Servicing Fee (Due) [Section 3]                   625,000.00
Previously unpaid Allocable Servicing Fee                       0.00
Class A Required Amount [Section 4.10 (a)]    0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)] 0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]         0.00
     From Subordinated Principal Collections [Section 4.15(a)]         0.00
     Total ("Funded Class A Required Amount")                         0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)] 5,834,822.88
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]         1,571,390.77
Funded Class A Required Amount                0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
[Section 4                                      0.00
Total Available for Class A Invested Percentage Allocations      4,263,432.11
Class A Monthly Interest (Paid)       1,998,750.00
Overdue Class A Monthly Interest (Paid)       0.00
Class A Additional Interest (Paid)            0.00
Overdue Class A Additional Interest (Paid)    0.00
Reimb. of Class A Investor Default Amount (Paid)             1,639,682.11
Allocable Servicing Fee (Paid)          625,000.00
Previously unpaid Allocable Servicing Fee (Paid)                    0.00
Class A Interest Shortfall                    0.00
Class A Additional Interest Shortfall         0.00
                                              0.00%

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage              6.0000000%
Fixed Class B Invested Percentage        6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]              150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]            0.00
Class B Additional Interest (Due) [Section 4.08(b)]                0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]            0.00
Class B Investor Default Amount         119,976.74
Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest   0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]                   0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]       0.00
     From Subordinated Principal Collections allocable to the Collateral
      Invested Amount                                            0.00
     Total Funded                                                 0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]                119,976.74
     From Cash Collateral Account Withdrawl [Section 4.14(b)]        0.00
     From Subordinated Principal Collections allocable to the Collateral
      Invested Amount                                            0.00
     Total Funded                                            119,976.74
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]   426,938.26
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]           276,938.26
Funded Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the cumulative Excess Interest:                         0.00
Funded Class B Default Amount           119,976.74
Total Available for Class B Floating Allocations                 269,976.74
Class B Monthly Interest (Paid)         150,000.00
Overdue Class B Monthly Interest (Paid)       0.00
Class B Additional Interest (Paid)            0.00
Overdue Class B Additional Interest (Paid)    0.00
Reimbursement Class B Investor Default Amount (Paid)         119,976.74
Class B Interest Shortfall                    0.00
Class B Addtional Interest Shortfall          0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage          12.0000000%
Fixed Collateral Invested Percentage    12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]                223,125.00
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]          0.00
Collateral Additional Interest (Due) [Section 4.08(c)]             0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]     0.00
Collateral Investor Default Amount      239,953.48
Collateral Invested Percentage of Reallocated FC&A [Section 4.11(b-1)]
                                                            853,876.52
Amount that constitutes Excess FC&A [Section 4.11(b-1)]      853,876.52
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
[Section 4.13                                                239,953.48
Total Available for Collateral Invested Percentage Allocations    239,953.48
Collateral Monthly Interest (Paid)      223,125.00
Overdue Collateral Monthly Interest (Paid)    0.00
Collateral Additional Interest (Paid)         0.00
Overdue Collateral Additional Interest (Paid) 0.00
Reimbursement of Collateral Default Amount (Paid)             239,953.48
Collateral Interest Shortfall                 0.00
Collateral Additional Interest Shortfall      0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap                  6.3750000%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)      223,125.00
    Series 1994-2 Monthly Interest    2,371,875.00

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]      1,571,390.77
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]       276,938.26
      Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]
                                                            853,876.52
         Total                                                2,702,205.55
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]               0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)]0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.13(c)]                                                      0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.13(d)]
                                                              119,976.74
    Allocated to reimburse Class B Invested Amount reductions [Section
      4.13(e)]                                                     0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]      223,125.00
    Allocated to unpaid Allocated Servicing Fee from previous periods [Section
      4.13(g                                                      0.00
    Allocated to fund the Collateral Default Amount [Section 4.13(h)]
                                                                  239,953.48
    Allocated to reimburse Collateral Invested Amount reductions [Section
      4.13(i)]                    0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]    0.00
    Allocated pursuant to the Collateral Agreement [Section 4.13(k)]
                                                            2,119,150.33
Subordinated Principal Collections [Section 4.15]            4,681,758.44
   Allocated to Class A Required Amount [Section 4.15(a)]       0.00
   Allocated to pay current or overdue Class B Monthly Interest, Class B
      Additional Interest or the Cumulative Excess Interest Amount [Section
      4.15(b)]                                                      0.00
    Allocated to fund the Class B Investor Default Amount [Section 4.15(c)]
                                                                  0.00
*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount                         N/A
    Accumulation Period Amount                                     N/A
    Accumulation Period Length                                     N/A
         Accumulation Period?                                     NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test   Not Triggered
   Other Amortization Events                                Not Triggered
Transaction Period                                          REVOLVING
Principal Allocation Percentage         62.8377064%
Available Investor Principal Collections
     Investor Principal Collections  24,648,255.68
     Subordinated Principal Collections       0.00
     Series Allocable Miscellaneous Payments  0.00
     Series 1994-2 Excess Principal Collections                    0.00
     [Subordinated Series Reallocated Principal Collections]        0.00
  Available Investor Principal Collections                    24,648,255.68
Collateral Principal Collections      3,361,125.77
Class A Controlled Amortization Amount        0.00
Class A Controlled Distribution Amount        0.00
Class A Monthly Principal (Due) [Section 4.09(a)]                   0.00
Class A Monthly Principal (Paid)              0.00
Class A Deficit Controlled Amortization Amount0.00
Total Available to Pay Class B Monthly Principal         28,009,381.45
Class B Controlled Amortization Amount        0.00
Class B Controlled Distribution Amount        0.00
Class B Monthly Principal (Due) [Section 4.09(b)]              0.00
Class B Monthly Principal (Paid)              0.00
Class B Deficit Controlled Amortization Amount0.00
Available Investor Prin. Collecions (after paying A&B)       24,648,255.68
Collateral Monthly Principal (Due) [Section 4.09(c)]          0.00
Collateral Monthly Principal (Paid)           0.00
Series 1994-2 Principal Shortfall             0.00
Trust Excess Principal Collections   28,009,381.45

*** Funding Accounts ***
Principal Funding Account deposit             0.00
Withdraw of Funded Deficit Controlled Amortization Amount          0.00
Withdraw of Excess (Paid to Seller)           0.00
Principal Funding Account Balance             0.00
Funded Deficit Controlled Amortization Amount 0.00
[ Class B Principal Funding Account deposits  0.00
 Principal Distributed to Class B Certificateholders               0.00
 Class B Principal Funding Account Balance                      N/A
 Class A Interest Payment/Deposit from Collection Account    1,998,750.00
   from Principal Funding Account             0.00
   Paid to Class A Certificateholders 1,998,750.00
   Interest Funding Account Balance           0.00
 Class B Interest Payment/Deposit from Collection Account    150,000.00
   from Principal Funding Account             0.00
   Paid to Class B Certificateholders   150,000.00
   Interest Funding Account Balance]          0.00
Class A Investor Charge-Offs                  0.00
Reimbursement of Class A Investor Charge-Offs 0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                  0.00
Reduction of Class B Invested Amount (Other than Class B ICO)           0.00
Class B Investor Charge-Offs                  0.00
Reimbursement of Class B Investor Charge-Offs 0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions      0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)  0.00
Collateral Charge-Offs                        0.00
Reimbursement of Collateral Invested Amount reductions               0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions           0.00
Previous month's ending Collateral Invested Amount        45,000,000.00
Current Month's ending Collateral Invested Amount         45,000,000.00
Unpaid current Allocated Servicing Fee        0.00
Reimbursement of unpaid Allocated Servicing Fee                    0.00
Cumulative unreimbursed unpaid Allocated Serving Fee               0.00
Total Distributions to Class A, B, CIA  (principal and interest and defaults)
                                                        4,371,487.33

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]             1,193,550,884.41
Average Principal outstanding based upon additional accounts  1,193,550,884.41
Principal Receivables outstanding [End of Month]             1,130,500,196.29
Finance Charge and Administrative Receivables outstanding    109,345,184.39
Class A Invested Amount             307,500,000.00
Class B Invested Amount              22,500,000.00
Collateral Invested Amount           45,000,000.00
Invested Amount                     375,000,000.00
Series Adjusted Invested Amount     375,000,000.00
    Revolving or Accumulation Period375,000,000.00
    Controlled Amortization  Period                   N/A
        Seller Specified Numerator            0.00
        125% Amount                           0.00
    Early Amortization  Period                        N/A
Series Required Seller Amount        37,500,000.00
Required Collateral Amount           45,000,000.00
Available Collateral Amount          45,000,000.00
Class A Certificate Balance         307,500,000.00
Class B Certificate Balance          22,500,000.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                              0.00
   Deposit of Excess Collections              0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount             0.00
      To reimburse Class A Investor Charge-Offs                        0.00
      To pay current or overdue Class B Monthly Interest, Class B Additional
      Interest or the Cumulative Excess Interest Amount              0.00
      To fund the Class B Investor Default Amount                0.00
      To reimburse Class B Invested Amount reductions                 0.00
             Total                            0.00
   Deposit of Collateral Monthly Principal    0.00
   Net Available                              0.00
   Required Cash Collateral Amount            0.00
   Collateral Surplus                         0.00
   Cash Collateral Account Surplus            0.00
   End Balance                                0.00
Collateral Surplus (Prime)                    0.00
Cash Collateral Account Surplus (Prime)       0.00































******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
*****************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest      6.500000
   2. Principal distribution per $1,000 interest        0.000000
   3. Interest distribution per $1,000 interest              6.500000

B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections         104,914,136.58
      (b) Collections of Finance Charge & Administrative Receivables
                                    22,130,182.07
      (c) Collections of Principal   82,783,954.51

   2. Allocation of Receivables
      (a) Class A Invested Percentage   82.0000000%
      (b) Principal Allocation Percentage                                 N/A

   3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account   N/A
      (b) Total amount on deposit in Principal Funding Account    N/A

   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)                     52,441,921.70
                                    (%)                     4.23%
      (b) 60 - 89 days (Del Stat 2) -- ($)                 27,069,742.45
                                     (%)                    2.18%
      (c) 90+ days (Del Stat 3+) -- ($)                      93,385,087.16
                                 (%)                          7.53%

   5. Class A Investor Default Amount         0.00

   6. Class A Investor Charge-Offs; Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s)
      with respect to the Payment Date                        0.000000
      (b) The amount of Item 6(a) per $1,000 interest                 0.000000
      (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs
                                                                0.000000
      (d) The amount of Item 6(c) per $1,000 interest          0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of
            the end of such Payment Date                        0.000000

   7. Allocable Servicing Fee paid for the Distribution Date(s) with respect
      to the Payment Date                                         0.00

   8. Deficit Controlled Amortization Amount for such Payment Date       0.00

C. Class A Pool Factor                  1.00000000

D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
      preceding Due Period                            1,130,500,196.29
   2. Finance Charge and Administrative Receivables as of the close of
      business on the last day of the preceding Due Period      109,345,184.39

E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date  22,500,000.00
   2. Available Collateral Invested Amount as of the end of the Payment Date
                                                             45,000,000.00

******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
******************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                 6.666667
   2. Principal distribution per $1,000 interest                0.000000
   3. Interest distribution per $1,000 interest                6.666667

B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections         104,914,136.58
      (b) Collections of FC&A        22,130,182.07
      (c) Collections of Principal   82,783,954.51

   2. Allocation of Receivables
      (a) Class B Invested Percentage    6.0000000%
      (b) Principal Allocation Percentage                        N/A

   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account  NA
      (b) Total amount on deposit in Principal Funding Account       NA

   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)               52,441,921.70
                                    (%)                      4.23%
      (b) 60 - 89 days (Del Stat 2) -- ($)               27,069,742.45
                                     (%)               2.18%
      (c) 90+ days (Del Stat 3+) -- ($)                93,385,087.16
                        (%)                                    7.53%

   5. Class B Investor Default Amount         0.00

   6. Class B Investor Charge-Offs; Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the Payment Date 0.000000
      (b) The amount of Item 6(a) per $1,000 interest         0.000000
      (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs
            and other reductions                                0.000000
      (d) The amount of Item 6(c) per $1,000 interest          0.000000
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of such Payment Date                         0.000000

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                  0.000000
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
                                                                  0.00%
   8. Available Collateral Invested Amount               45,000,000.00

   9. Deficit Controlled Amortization Amount for such Payment Date     0.00

C. Class B Pool Factor                  1.00000000

D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                           1,130,500,196.29
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period 109,345,184.39